                                                                   EXHIBIT 10.17
                                    FORM OF
                               FOURTH AMENDMENT TO
                           THIRD AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                            OF CAMDEN OPERATING, L.P.


     THIS FOURTH AMENDMENT TO THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF CAMDEN OPERATING, L.P. (this "AMENDMENT") is entered into as of January 7, 2000, by and between CPT-GP, Inc. ("GENERAL PARTNER"), a Delaware corporation and a wholly owned subsidiary of Camden USA, Inc. ("CAMDEN USA"), a Delaware corporation, a wholly owned subsidiary of Camden Property Trust ("CPT" or the "GENERAL PARTNER ENTITY"), a Texas real estate investment trust, as the general partner of Camden Operating, L.P., a Delaware limited partnership (the "PARTNERSHIP") and Edgewater Equity, Inc., a Delaware corporation ("EDGEWATER, INC.") and Edgewater Equity Partners, L.P., a Delaware limited partnership ("EDGEWATER, L.P.").

                                    RECITALS

     WHEREAS, the signatories hereto desire to amend that certain Third Amended and Restated Agreement of Limited Partnership of Camden Operating, L.P., dated as of April 15, 1997, as amended by that certain (i) First Amendment to Third Amended and Restated Agreement of Limited Partnership of Camden Operating, L.P., dated as of February 23, 1999, (ii) Second Amendment to Third Amended and Restated Agreement of Limited Partnership of Camden Operating, L.P., dated as of August 13, 1999, and (iii) Third Amendment to Third Amended and Restated Agreement of Limited Partnership of Camden Operating, L.P., dated as of
September 7, 1999 (collectively, as amended, the "AGREEMENT") as set forth herein; any terms capitalized herein but not defined herein having the definitions therefor set forth in the Agreement;

     WHEREAS, as of August 13, 1999 (a) Edgewater, Inc. contributed $5,000,000 to the Partnership in exchange for the issuance by the Partnership to Edgewater, Inc. of 200,000 Series C Preferred Units, and (b) Edgewater, L.P. contributed $8,000,000 to the Partnership in exchange for the issuance by the Partnership to Edgewater, L.P. of 320,000 Series C Preferred Units. In connection therewith, inter alia, Edgewater, Inc. and Edgewater, L.P. were each admitted to the Partnership, effective, as of August 13, 1999, as an Additional Limited Partner; and

     WHEREAS, as of September 7, 1999, Edgewater, L.P. made an additional contribution to the Partnership in the sum of $22,500,000 in exchange for the issuance by the Partnership to Edgewater, L.P. of an additional 900,000 Series C Preferred Units.

     WHEREAS, as of the date hereof, Edgewater, L.P. has made an additional contribution to the Partnership in the sum of $17,500,000 in exchange for the issuance by the Partnership to Edgewater, L.P. of an additional 700,000 Series C Preferred Units.

     NOW, THEREFORE, in consideration of the foregoing, of the mutual promises set forth herein, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree to continue the Partnership and amend the Agreement as follows:

     1. UNITS. As of the date hereof, Edgewater, L.P. has contributed $17,500,000 to the Partnership in exchange for the issuance to Edgewater, L.P. of 700,000 Series C Preferred Units. As of the date hereof, Edgewater, L.P. is the holder of a total of 1,920,000 Series C Preferred Units and by execution of this Amendment, Edgewater, L.P. has agreed to be bound by all of the terms and conditions of the Agreement, as amended hereby.

     2.  DEFINITIONS.

         (a) Article I of the Agreement is hereby amended by the deletion of the definition of "Series C Preferred Contribution Agreement" in its entirety and its replacement with the following:

              "SERIES C PREFERRED CONTRIBUTION AGREEMENT" means, collectively, that certain (i) Contribution Agreement, dated as of August 13, 1999, by and among, Edgewater Equity, Inc., CPT and the Partnership, (ii)
     Contribution Agreement, dated as of August 13, 1999, by and among, Edgewater Equity Partners, L.P., CPT and the Partnership, (iii) Contribution Agreement, dated as of September 7, 1999, by and among, Edgewater Equity Partners, L.P., CPT and the Partnership, and (iv) Contribution Agreement, dated as of January 7, 2000, by and among, Edgewater Equity Partners, L.P., CPT and the Partnership

         (b) The term "SERIES C DESIGNATION" shall mean the Series C Designation, as amended by that certain (i) First Amendment to Statement of Designation of Series C Cumulative Redeemable Perpetual Preferred Shares of Beneficial Interest of Camden Property Trust, dated as of September 7, 1999, by the General Partner Entity, and (ii) Second Amendment to Statement of Designation of Series C Cumulative Redeemable Perpetual Preferred Shares of Beneficial Interest of Camden Property Trust, dated as of January 7, 2000, by the General Partner Entity.

     3. AMENDMENT TO ARTICLE XVII. The second sentence of Section 17.2 is hereby deleted in its entirety and replaced with the following:

     "The number of Series C Preferred Units shall be 2,120,000."

     4. EXHIBIT A. The Agreement is hereby amended by adding to Exhibit A of said Agreement the addendum to Exhibit A presently attached hereto and made a part hereof, so that all references to "Exhibit A" in the Agreement shall be deemed to be references to Exhibit A which shall include the addendum to Exhibit A attached hereto.

     5. FULL FORCE AND EFFECT. Except as amended by the provisions hereof, the Agreement, as previously amended, shall remain in full force and effect in accordance with its terms and is hereby ratified, confirmed and reaffirmed by the undersigned for all purposes and in all respects.

     6.  BINDING.  This  Amendment  shall be binding upon and shall inure to the
benefit  of  the  parties  hereto,   their  respective  legal   representatives,
successors and assigns.

     7. COUNTERPARTS. This Amendment may be executed in counterparts, all of which together shall constitute one agreement binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.



                                   GENERAL PARTNER

                                        CPT-GP, INC.


                                        By:_____________________________________
                                             Name:
                                             Title:



                                   GENERAL PARTNER ENTITY

                                        CAMDEN PROPERTY TRUST



                                        By:_____________________________________
                                             Name:
                                             Title:










                       (SIGNATURES CONTINUED ON NEXT PAGE)

                                   LIMITED PARTNERS

                                   EDGEWATER EQUITY, INC.

                                   By:__________________________________________
                                   Name:________________________________________
                                   Title:_______________________________________




                                   EDGEWATER EQUITY PARTNERS, L.P.

                                   By:  WSW Capital, Inc., its general partner



                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________

                                   ADDENDUM TO
                                    EXHIBIT A


                                           SERIES C
                                          PREFERRED
NAME AND ADDRESS OF PARTNER:                UNITS

LIMITED PARTNER:

Edgewater Equity Partners, L.P.             700,000
c/o DLJ Asset Management Group
277 Park Avenue
New York, New York  10172
Attention: Peter Gaudet

________________________________________________________

TOTAL                                       700,000
                                            =======